IVY FUNDS
Delaware Ivy Emerging Markets Equity Fund
(formerly, Ivy Emerging Markets Equity Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated July 29, 2021

On October 27, 2021, the Board of Trustees of the Ivy Funds approved changing the Fund’s name to “Delaware Ivy Systematic Emerging Markets Equity Fund” (“New Name”).  Effective on or about November 15, 2021 (“Effective Date”), all references to the Fund’s name will be changed to the New Name.

On the Effective Date, the information included in the “What are the Fund’s fees and expenses?” and the “Example” sections are replaced in their entirety with the following:
What are the Fund’s fees and expenses?
Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have voluntarily agreed to waive all or a portion of its 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) in order to allow the Class Y expense rate to float to the Class A expense rate and to allow the Class R6 expense rate to float to the Class I expense rate from July 29, 2021 until such time as the voluntary expense cap is discontinued. This waiver is voluntary and may be modified or discontinued by the Distributor or WISC at any time, and without further notice.
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.” The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a
percentage of offering price ...............................	5.75%	none	none	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price,
whichever is lower ......................................	1.00%1	5.00%1	1.00%1	none	none	none	none
Maximum account fee .....................................	none	none	none	none	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	I	R6	R	Y
Management fees ........................................	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Distribution and service (12b-1) fees .........................	0.25%	1.00%	1.00%	none	none	0.50%	0.25%
Other expenses ..........................................	0.26%	0.71%	0.22%	0.22%	0.07%	0.31%	0.21%
Total annual fund operating expenses ........................	1.39%	2.59%	2.10%	1.10%	0.95%	1.69%	1.34%
Fee waivers and expense reimbursements ....................	(0.24)2	(0.33%)2	(0.19)2	(0.30%)2	(0.19)2	(0.19)2	(0.19)2
Total annual fund operating expenses after fee waivers and
expense reimbursements ................................	1.15%	2.26%	1.91%	0.80%	0.76%	1.50%	1.15%
1 For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.
2 The Fund’s investment manager, Delaware Management Company (Manager), the Distributor, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows:1.15%, 2.26%, 1.91%, 0.80%, 0.76%, 1.50%, and 1.15% of the Fund’s Class A, Class B, Class C, Class I, Class R6, Class R, and Class Y shares’, respectively, average daily net assets from November 15, 2021 through July 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager, the Distributor, and WISC, as applicable, and the Fund.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class B shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for year 1 and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
(if not
Class	A	redeemed) B	B	C	I	R6	R	Y
1 year .......................................	$685	$229	$629	$194	$82	$78	$153	$117
3 years ......................................	$967	$774	$1,074	$640	$320	$284	$514	$406
5 years ......................................	$1,270	$1,346	$1,446	$1,111	$577	$507	$900	$716
10 years .....................................	$2,128	$2,606	$2,606	$2,235	$1,313	$1,149	$1,982	$1,596

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 1, 2021.